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EXHIBIT 10.66
                  CIT
                  Business Credit
                  Ten South LaSalle Street 22nd Floor
                  Chicago, IL 60603-1097

[LOGO] CIT
                                                  July 1,
2004 VIA FACSIMILE

Mendocino Brewing Company, Inc.                   Releta Brewing Company LLC
1610 Airport Road                                 131 Excelsior Avenue
Ukiah, California 95482                           Saratoga Springs, NY 12866

        RE: Loan and Security Agreement dated as of September 24, 1998, as amended (the "Loan Agreement") between Mendocino Brewing Company, Inc. and Releta Brewing Company LLC (collectively, "Borrowers") and The CIT Group/Business Credit, Inc., as successor to The CIT Group/Credit ]Finance, Inc. ("CIT")

Ladies and Gentlemen:

        Reference is made to the Loan Agreement. Capitalized terms used in this letter and not specifically defined herein shall have the meanings given to such terms in the Loan Agreement.

        This letter shall confirm the agreement of CIT and Borrowers to amend the Loan Agreement to extend the Term 61 days and make certain other changes as set forth herein. Accordingly, the Loan Agreement is hereby amended as follows:

        1. SECTION 9J of the Loan Agreement is amended and restated in its entirety to read as follows:

                "9-1 Term. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect through August 3 I, 2004."

        2, The second sentence of SECTION 10.2(A) of the Loan Agreement is amended and restated in its entirety to read as follows:

                "The Initial Term Loan shall be repayable in immediately available funds, in consecutive weekly installments by RBC, each in the amount of Ten Thousand and xx/100 Dollars ($10,000), commencing July 5, 2004 and on the Monday of each week thereafter, provided, that notwithstanding the foregoing, the then unpaid balance thereof shall be due and payable in full on the date of the expiration the Term."

        The Loan Agreement shall terminate and all Obligations shall be due and payable in full on August 31, 2004. In consideration of CIT's agreement to extend the date of expiration of the Term of the Loan Agreement, Borrowers agree to pay to CTT a facility fee of $2500, which fee is fully earned by CIT on the date hereof, and may be charged by CIT to Borrowers' revolving loan account under the Loan Agreement as follows: $ 1250 on July 15, 2004 and $1250 on August 16, 2004.

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Mendocino Brewing Company, Inc.
Releta Brewing Company LLC
July 1, 2004
Page 2


        Except as expressly modified by this letter agreement, all of the terms and provisions of the Loan Agreement shall remain in full force and effect, and shall apply with such force and effect to this letter, and CIT expressly reserves all rights, remedies, powers and privileges granted to CIT in the Loan Agreement and in any other document executed in connection with the Loan Agreement.

        In order to induce CIT to agree to extend the Term and amend the Loan Agreement in the manner set forth above, each Borrower hereby represents and warrants to CIT that:

        (a) the execution, delivery and performance by such Borrower of this letter are within such Borrower's corporate power and has been duly authorized by all necessary corporate action;

        (b) this letter is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; and

        (c) no Event of Default exists as of the date hereof, and all of the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

        THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS LETTER SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS WHICH ARE APPLICABLE TO CONTRACTS THAT ARE NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF ILLINOIS. This letter may be executed in any number of counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same letter. This letter is binding upon each of Borrowers, CIT and their respective successors and assigns, and inures to the benefit of each of Borrowers, CIT and their respective successors and assigns.

        Please acknowledge the agreement of Borrowers to the terms and provisions of this letter by signing and returning this letter to CIT, at which time the amendments to the Loan Agreement set forth above shall become effective_ A signature page of this letter executed and transmitted via facsimile shall be deemed an original for all purposes.

                                             Very truly yours,

                                             TILE C1T GROUPBUSINESS CREDIT, INC.

                                             By:   /s/ Scott Kennedy
                                             Title: Vice President
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Mendocino Brewing Company, Inc.
Releta Brewing Company LLC
July 1, 2004
Page 3


Agreed TO this 1st  day of July, 2004:

MENDOCINO BREWING COMPANY, INC.                    RELETA BREWING COMPANY LLC


By: /s/  N Mahadevan                               By  /s/  Yashpal Singh

Title    CFO                                       Title  President